Exhibit 99.1

Independent Accountants' Report
on Applying Agreed-Upon Procedures

November 21, 2017

Byrider Holding Corp.
12802 Hamilton Crossing Blvd.
Carmel, IN 46032

And

Deutsche Bank Securities Inc.
60 Wall Street, 5th Floor
New York, NY 10005-2836

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Byrider Holding Corp. referred to herein as the "Company" or "Responsible Party" and Deutsche Bank Securities Inc., together "Specified Parties" or "You", solely to assist You with comparing the Specified Attributes (defined below) to Source Documents (defined below) as listed in Exhibit A with respect to the issuance of automobile receivables-backed notes issued by CarNow Auto Receivables Trust 2017-1 (the "Proposed Transaction"). The Company is responsible for the accuracy of the information contained in the Loan Data File (defined below).

The agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

If a party has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Parties"), that Non-Specified Parties cannot:

(i)	Rely upon this report, and any use of this report by that Non-Specified Parties is its sole responsibility and at its sole and exclusive risk;
(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Non-Specified Parties.

Non-Specified Parties may not disclose or distribute this report or any of the report's contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

For the purposes of this report:

(i)	The electronic file provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the "Loan Data File";
(ii)	The fields in the Loan Data File shall be herein referred to as "Specified Attributes".

The procedures we performed and the associated findings are as follows:

Procedures and Findings

On September 25, 2017, the Specified Parties provided us with a sample of 210 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures on the sample of 210 individual customer loans. From September 27, 2017 through September 28, 2017, the Company provided us with certain documentation (the "Source Documents" as listed in the attached Exhibit A) related to the respective 210 individual customer loans. On November 6, 2017, the Company provided us with a revised Loan Data File containing 14,138 individual customer loans herein referred to as "Underlying Assets" which management represented was the entire population of the Underlying Assets in the Proposed Transaction. We compared the sample of 210 individual customer loans to the Loan Data File noting 198 individual customer loans out of 210 individual customer loans were included in the Loan Data File.  At the Specified Parties' request for the revised sample of 198 underlying assets described above, we compared the Specified Attributes listed in Exhibit A set forth on the Loan Data File to the corresponding Source Documents and found them to be in agreement. We recalculated the Scheduled Contract Maturity Date (Specified Attribute 9 in Exhibit A) based on the term of the retail installment contract set forth on the Loan Data File and the due date of the first scheduled principal and interest payment set forth on the Loan Data File and compared our recalculation to the Source Document without exception. We did not perform any procedures with respect to the Specified Attributes relating to the Underlying Assets as set forth on the attached Exhibit B.

In addition to the procedures described above, for each of the items in the sample of 210 Underlying Assets, we agreed each customer's A.R.E score and the number of times the customer was more than 30 plus days delinquent from the Loan Data File to the Company's Discover loan system. See the attached Exhibit C.

Finally, we observed the presence of or verified the following for the sample of 210 Underlying Assets:

●	Presence of signed credit application
●	Presence of certificate of title or title application
●
Verified the name of legal owner from the retail installment contract matched the name on vehicle title, if vehicle title was present in the file. If vehicle title was not included in the customer file, compared the name of legal owner from the retail installment contract to title application

●	Verified the lien holder on the vehicle title is CarNow Acceptance Corp. (CNAC) or Byrider Finance LLC dba CNAC
●	Presence of agreement to provide insurance
●	Reviewed deferred down payment receivable listing to verify that each customer's deferred down payment had a zero balance.

No exceptions were noted.

RSM US LLP should not be regarded as having in any way warranted or given any assurance as to:

●
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships on the information included in the data provided to us;

●	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
●	The value of collateral securing such assets, and
●	The compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM US LLP expresses no opinion on the current value of these notes. RSM US LLP should not be regarded as having performed any procedure other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Loan Data File.

It should be understood that we make no representations as to:
(i)	The interpretation of Proposed Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
(iii)	The reasonableness of any of the Specified Attributes provided by the Company as listed in Exhibit A;
(iv)	The physical existence or ownership of the Underlying Assets;
(v)
Any other factor or characteristic of the Underlying Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

(vi)	Reasonableness of any of the aforementioned assumptions, information or methodologies.

The procedures listed in this report should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Proposed Transaction.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Loan Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or informing coming to our attention, subsequent to the date of this report.

This report is intended solely for the information and use of the Board of Directors of Byrider Holding Corp. and Deutsche Bank Securities Inc. and is not intended to be and should not be used by anyone other than these specified parties.

Raleigh, North Carolina

Exhibit A
Specified Attributes and Source Documents

Exhibit B
Specified Attributes Provided by the Company

Below is a list of additional Specified Attributes included in the Loan Data File provided to us by the Company. These Specified Attributes were not compared to source documents as part of our due diligence procedures.

Exhibit C
Schedule of 198 Underlying Assets

Exhibit C (Continued)

Exhibit C (Continued)

Exhibit C (Continued)